SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [x] Filed by a party other than the Registrant [ ] Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Confidential, For Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[ x ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant toss.240.14a-12

                            AMES NATIONAL CORPORATION

                (Name of Registrant as Specified In Its Charter)
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ x ]   No fee required.
[   ]   Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
        0-11.  (1)  Title of each  class  of  securities  to which  transaction applies:
        -------------------------------
        (2)   Aggregate number of securities to which transaction applies:
        -------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        -------------------------------
        (4)   Proposed maximum aggregate value of transaction:
        -------------------------------
        (5)   Total fee paid:
        -------------------------------
[   ]   Fee paid previously with preliminary materials.
[   ]   Check box if any part of the fee is offset as  provided  by  Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:
        -------------------------------
        (2) Form, Schedule or Registration Statement No.:
        -------------------------------
        (3) Filing Party:
        -------------------------------
        (4) Date Filed:
        -------------------------------

                            AMES NATIONAL CORPORATION
                                405 Fifth Street
                                Ames, Iowa 50010

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 April 24, 2002

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Ames National Corporation, an Iowa corporation (the "Company"), will be held on Wednesday, April 24, 2002, at 4:30 o'clock p.m., local time, at the Scheman Building, Room 220, Iowa State Center, Ames, Iowa, and at any adjournment or postponement thereof (the "Meeting"), for the following purposes:

  1.  To elect two members of the Board of Directors.

  2. To consider such other business as may properly be brought before the Meeting.

The Board of Directors has fixed the close of business on March 18, 2002 as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the Meeting.

TO INSURE YOUR  REPRESENTATION AT THE MEETING,  THE BOARD OF DIRECTORS  REQUESTS
THAT YOU MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED AND, IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND DO SO.

                                              By Order of the Board of Directors

                                              /s/ John P. Nelson
                                              ----------------------------------
                                              John P. Nelson
March 19, 2002                                Secretary
Ames, Iowa

                            AMES NATIONAL CORPORATION
                                405 Fifth Street
                                Ames, Iowa 50010

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held on April 24, 2002

This Proxy Statement is furnished to shareholders of Ames National Corporation, an Iowa corporation, (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Wednesday, April 24, 2002, at 4:30 o'clock p.m., local time, at the Scheman Building, Room 220, Iowa State Center, Ames, Iowa, and at any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and form of Proxy enclosed herewith are first being sent to the shareholders of the Company entitled thereto on or about March 19, 2002.

Only shareholders of record at the close of business on March 18, 2002 are entitled to notice of and to vote at the Meeting. There were 3,125,229 shares of the Company's common stock (the "Common Stock") outstanding at the close of business on that date, all of which will be entitled to vote at the Meeting. The presence, in person or by proxy, of the holders of a majority of such outstanding shares is necessary to constitute a quorum for the transaction of business at the Meeting. Holders of the shares of Common Stock are entitled to one vote per share standing in their names on the record date on all matters to properly come before the Meeting. Shareholders do not have cumulative voting rights. If the holder of shares abstains from voting on any matter, or if shares are held by a broker which has indicated that it does not have discretionary authority to vote on a particular matter, those shares will be considered to be present for the purpose of determining whether a quorum is present, but will not be counted as votes cast with respect to any matter to come before the Meeting and will not affect the outcome of any matter.

If the accompanying Proxy is properly signed and returned and is not withdrawn or revoked, the shares represented thereby will be voted in accordance with the instructions indicated thereon. If the manner of voting such shares is not indicated on the Proxy, the shares will be voted FOR the election of the nominees for directors named herein. Election of any nominee for director will require the affirmative vote of a majority of those shares voting at the Meeting in person or by proxy.

The Company will bear the cost of solicitation of proxies. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without extra compensation, by telephone, e-mail, facsimile or personal contact. It will greatly assist the Company in limiting expense in connection with the Meeting if any shareholder who does not expect to attend the Meeting in person will return a signed Proxy promptly.

A shareholder may revoke his or her Proxy at any time prior to the exercise thereof by filing with the Secretary of the Company at the Company's principal office at 405 Fifth Street, Ames, Iowa 50010, Attn: Secretary, either a written revocation of the Proxy or a duly executed Proxy bearing a later date. A shareholder may also withdraw the Proxy by attending the Meeting and voting in person. Attendance at the Meeting without voting in person will not serve as the revocation of a Proxy.

                         INFORMATION CONCERNING NOMINEES

                            FOR ELECTION AS DIRECTORS

The Board of Directors of the Company currently consists of ten members. The Board of Directors is divided into three classes for the purpose of electing and defining the terms of office of the directors. All directors are elected to serve three-year terms, with approximately one-third of the directors being elected on an annual basis. The terms of three directors will expire at the Meeting. The Board of Directors has determined, however, to reduce the size of the Board from ten to nine directors, with such reduction to become effective at the Meeting. Consequently, only two directors will be elected at the Meeting.

The two directors to be elected at the Meeting will each serve for a three-year term expiring at the annual meeting of shareholders to be held in 2005 or until his successor is elected and qualified, or until his earlier death, resignation or removal. The Board of Directors has no reason to believe that any nominee will be unable to serve as a director, if elected. However, in case any nominee should become unavailable for election, the Proxy will be voted for such substitute, if any, as the Board of Directors may designate.

Set forth below are the names of the two persons nominated by the Board of Directors for election as directors at the Meeting, along with certain other information concerning such persons. Each of the nominees is currently serving as a director of the Company.

Douglas C. Gustafson, DVM        Dr.  Gustafson  has served as a director  of the  Company  since
Age 59                           1999.  He is a  practicing  veterinarian  and  partner  in Boone
                                 Veterinary Hospital located in Boone, Iowa.

Charles D. Jons, MD              Dr.  Jons has served as a director  of the  Company  since 1996.
Age 61                           He  retired  in  1999  after  a 20 year  medical  practice  with
                                 McFarland Clinic in Ames, Iowa and is currently a self-employed health care consultant.

The Board of Directors recommends a vote FOR the election of each of the foregoing nominees to the Board of Directors.

                        INFORMATION CONCERNING DIRECTORS

                               OTHER THAN NOMINEES

         Set forth below is certain information with respect to directors of the Company who will continue to serve subsequent to the Meeting and who are not nominees for election at the Meeting.

Directors Whose Terms will Expire in 2003

Betty A. Baudler         Ms.  Baudler  has  served as a  director  of the  Company  since
Age 48                   2000.  She is the  President  of Baudler  Enterprises,  Inc.,  a
                         sign business  located in Ames,  Iowa and  the  former  owner  and
                         General Manager  of radio  stations  KASI and KCCQ located in Ames, Iowa.

Dale F. Collings         Mr.  Collings  has served as a  director  of the  Company  since
Age 72                   1984.  He is the  retired  President  of  one  of the  Company's affiliate banks, State Bank & Trust Co. located in Nevada, Iowa.

James R. Larson II       Mr.  Larson has served as a director of the Company  since 2000.
Age 50                   He is the President of ACI Mechanical, Inc., a heating and cooling contractor located in Ames, Iowa.

Robert W. Stafford       Mr.  Stafford  has  served  as  Chairman  of the  Board and as a
Age 78                   director  of  the  Company   since  1975.   He  is  the  retired
                         President  of  the  Company  and  the retired   President  of  one
                         of  the Company's   affiliate  banks,   First National Bank located
                         in Ames, Iowa.

Directors Whose Terms will Expire in 2004

James R. Christy         Mr.  Christy  has  served as a  director  of the  Company  since
Age 71                   1993. He is a retired Iowa State University  Extension  Director and former mayor of the City of Nevada, Iowa.

Daniel L. Krieger        Mr.  Krieger  has  served as a  director  of the  Company  since
Age 65                   1978.  He has been  employed as President  of the Company  since
                         1999 and  previously  as President of First  National  Bank from
                         1984 until 1999.

Marvin J. Walter         Mr.  Walter has served as a director of the Company  since 1978.
Age 61                   He is the President of Dayton Road  Development  Corporation,  a
                         real estate development company located in Ames, Iowa.

None of the nominees or directors serve as a director of another company whose securities are registered under the Securities Exchange Act of 1934 or a company registered under the Investment Company Act of 1940. There are no family relationships among the Company's directors and executive officers.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS

The Board of Directors holds regular quarterly meetings and held four such meetings during 2001. The Board of Directors also held two special meetings during 2001. During 2001, each of the directors of the Company attended at least 75% of all meetings of the Board of Directors and meetings of committees to which such director was appointed, with the exception of Mr. Collings who attended all four regular meetings but did not attend the two special meetings of the Board of Directors.

The Board of Directors has established  the Audit  Committee,  the  Compensation
Committee and the Loan Committee as standing committees of the Board of Directors. The Board of Directors has not established a nominating committee. Additional information concerning each of the committees and the directors serving thereon follows:

Audit Committee

The Audit Committee is responsible for review of the Company's auditing, accounting, financial reporting and internal control functions and for the selection of independent accountants. In addition, the Audit Committee is expected to monitor the quality of the Company's accounting principals and financial reporting as well as the independence of, and the non-audit services provided by, the Company's independent accountants. The Board of Directors has not adopted a written charter for the Audit Committee.

During 2001, the Audit Committee consisted of Mr. Walter, who acted as chairman, Dr. Jons and Ms. Baudler, all of whom are independent directors. The Audit Committee met on one occasion during 2001.

Compensation Committee

The Compensation Committee determines and makes recommendations to the Board of Directors on all elements of compensation for the Company's executive officers. A report of the Compensation Committee appears in this Proxy Statement.

During 2001, the Compensation Committee consisted of Mr. Christy, who acted as chairman, Dr. Gustafson and Mr. Larson. The Compensation Committee met on three occasions during 2001.

Loan Committee

The Loan Committee is responsible for reviewing and recommending loan requests involving large credits that cannot be accommodated at the individual Bank level and require approval prior to the next regularly-scheduled meeting of the Board of Directors.

During 2001, the Loan Committee consisted of Mr. Krieger, who acted as chairman, Mr. Collings and Mr. Kinseth. The Loan Committee did not meet during 2001, as there were no new loan requests requiring a meeting of the Committee.

Director Compensation

The directors of the Company were paid a fee of $350 during 2001 for each regular meeting attended. Directors were not paid a separate fee for attending special meetings of the Board of Directors or meetings of committees of the Board of Directors. Directors of the Company who also serve as directors of one of the Company's affiliate banks (the "Banks") received fees during 2001 for board and committee meetings attended at the Bank level.

Nominations

The Board of Directors performs the duties normally performed by a nominating committee. The Board of Directors will consider, as part of its nomination process, any nominee submitted by a shareholder of the Company. No formal procedure for submitting such nominations has been established by the Board of Directors.

                      SECURITY OWNERSHIP OF MANAGEMENT AND

                            CERTAIN BENEFICIAL OWNERS

Directors and Named Executive Officers

The following table sets forth the shares of Common Stock beneficially owned as of February 28, 2002 by each director of the Company and by each executive officer of the Company or the Banks named in the Summary Compensation Table included herein (the "named executive officers") and by all directors and executive officers (including the named executive officers) as a group.

                              Shares Beneficially              Percent of Total
Name                             Owned (1)(2)                 Shares Outstanding
--------------------------------------------------------------------------------

Betty A. Baudler                    5,260                               *
James R. Christy (3)               10,192                               *
Dale F. Collings (4)              106,268                           3.40%
Douglas C. Gustafson (5)            9,940                               *
Edward C. Jacobson (6)             36,150                           1.16%
Charles D. Jons, M.D (7)            4,190                               *
Carroll B. Kinseth (8)            152,073                           4.87%
Daniel L. Krieger (9)             114,655                           3.67%
James R. Larson II                  4,515                               *
Thomas H. Pohlman                   1,300                               *
Robert W. Stafford (10)           339,827                          10.87%
William D. Tufford (11)            40,100                           1.28%
Marvin J. Walter (12)               4,963                               *
Terrill L. Wycoff  (13)            40,800                           1.31%

Directors and Executive
  Officers (18) as a Group(14)    886,607                          28.37%
------------------------------

Notes:

* Indicates less than 1% ownership of outstanding shares.

(1) Shares "beneficially owned" include shares owned by or for, among others, the spouse and/or minor children of the named individual and any other relative who has the same home as such individual, as well as other shares with respect to which the named individual has or shares investment or voting power. Beneficial ownership may be disclaimed as to certain of the shares.

(2) Except as otherwise indicated in the following notes, each named individual owns his or her shares directly and has sole investment and voting power with respect to such shares.

(3)  Includes 3,661 shares held in his spouse's name.

(4) Consists of 94,039 shares held in the name of Dale F. Collings and Ann L. Collings as co-trustees of the Collings Trust u/t/a/ dtd 2-12-98 and 12,229 shares held in the name of the Collings Share GST Trust created under the The Letsinger Trust, a Revocable Living Trust, u/t/a dated 4-2-86.

(5)  Includes 2,000 shares held in his spouse's name.

(6)  Includes 4,800 shares held in his spouse's name.

(7) Includes 4,140 shares held in the name of Charles D. Jons and Carolyn L. Jons, Trustees (and their successors) of the Charles and Carolyn Jons Trust u/t/a dtd 7-8-97.

(8) Consists of 121,555 shares held in the name of Randall-Story Bancshares Inc. of which Carroll B. Kinseth is the principal owner and of 30,518 shares held in the name of Randall-Story Bancshares Charitable Trust of which Mr. Kinseth and his spouse are trustees.

(9) Includes 16,100 shares held in his spouse's name and 58,055 shares held by the Ames National Corporation 401(k) Profit Sharing Plan with respect to which Mr. Krieger exercises voting and investment power in his capacity as an officer of First National which serves as trustee of that plan.

(10) Includes 78,668 shares held in his spouse's name, 48,000 shares held in the name of the Richard C. Stafford Family Trust U/W of Richard C. Stafford, Robert W. Stafford and Charlotte H. Stafford, Co-Trustees and 110,653 shares held in the name of the Charlotte H. Stafford Trust U/W of Richard
     C. Stafford, Robert W. Stafford and Charlotte H. Stafford, Co-Trustees. Richard C. Stafford is Robert W. Stafford's deceased brother. Mr. Stafford disclaims any pecuniary interest in the shares held in the two trusts.

(11) Consists of 2,900 shares jointly owned with spouse and 37,200 shares owned by the Josephine F. Tope Charitable Remainder Unitrust with respect to which Mr. Tufford exercises investment and voting power in his capacity as a trust officer of State Bank & Trust Co. which serves as trustee of the trust.

(12) Includes 80 shares held in his spouse's name.

(13) Includes 14,728 shares held in his spouse's name.

(14) Includes, in addition to shares owned by the directors and named executive officers, a total of 16,374 shares owned by four other executive officers of the Company or the Banks for whom individual disclosure of share ownership is not required.

Other Beneficial Owners

The following table sets forth certain information on each person who is known to the Company to be the beneficial owner as of February 28, 2002 of more than 5 percent of the Common Stock.

                                         Shares Beneficially   Percent of Total
Name and Address                                 Owned        Shares Outstanding
--------------------------------------------------------------------------------

Suzanne Ammerman (1)                            163,142              5.22%
554 North Eighth Street
River Falls, WI 54022-1526

George B. Coover (2)                            210,216              6.73%
2125 Skycrest Drive
Walnut Creek, CA 94595

Charlotte H. Stafford (3)                       170,333              5.45%
9701 Meyer Forest Drive, Apt. 23302
Houston, TX 77096-4324
----------------------------
Notes:

(1) Consists of 71,324 shares held in the name of Suzanne Ammerman in her individual capacity, 22,954 shares held in her spouse's name, 20,722 shares held in the name of Ms. Ammerman in her capacity as agent under a durable power of attorney for Marjorie E. Fawcett, 9,474 shares held in the name of the Alan W. Ammerman Education Trust dated 12/19/98 of which Ms. Ammerman serves as co-trustee, 9,004 shares held in the name of the Kelsey K. Ammerman Education Trust dated 12/6/89 of which Ms. Ammerman serves as co-trustee, 5,804 shares held in the name of the Kristin M. Ammerman Education Trust dated 12/3/92 of which Ms. Ammerman serves as co-trustee, 9,474 shares held in the name of the Mathew S. Ammerman Education Trust dated 12/19/98 of which Ms. Ammerman serves as co-trustee, 9,474 shares held in the name of the Melanie B. Ammerman Education Trust dated 12/19/98 of which Ms. Ammerman serves as co-trustee, 3,324 shares held in the name of Ms. Ammerman in her capacity as custodian for Kimberly Ann Ammerman under the Uniform Gifts to Minors Act and 1,588 shares held in the name of Ms. Ammerman in her capacity as custodian for Chiara Lynn Ammerman under the Uniform Gifts to Minors Act.

(2) Consists of 158,216 shares held in the name of George B. Coover in his capacity as trustee of the Coover Family Trust - Trust A u/t/a 4/22/75 and 52,000 shares held in the name of Mr. Coover in his capacity as trustee of the Coover Family Trust - Trust B u/t/a 4/22/75. Mr. Coover is the brother-in-law of Robert W. Stafford.

(3) Consists of 11,680 shares held in the name of Charlotte H. Stafford in her individual capacity, 48,000 shares held in the name of the Richard C. Stafford Family Trust U/W of Richard C. Stafford, Robert W. Stafford and Charlotte H. Stafford as Co-Trustees and 110,653 shares held in the name of the Charlotte H. Stafford Trust U/W of Richard C. Stafford, Robert W. Stafford and Charlotte H. Stafford as Co-Trustees. Ms. Stafford is the sister-in-law of Robert W. Stafford. Beneficial ownership of these shares has also been reported under the holdings of Robert W. Stafford, although Mr. Stafford disclaims any pecuniary interest in such shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the 1934 Act"), requires the directors and executive officers of the Company and the holders of more than ten percent of the Common Stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of the Common Stock. The Company believes that during 2001 its directors, executive officers and ten percent shareholders complied with all of
Section 16(a) filing requirements, with the exception that the initial report of beneficial ownership on Form 3 required to be filed by each of the directors and executive officers was inadvertently filed late. The late filing was a result of a miscalculation of the date on which the Company first became subject to the requirements of Section 16(a) in connection with the initial registration of the Common Stock under the 1934 Act during 2001. In making these statements, the Company has relied upon an examination of the copies of Forms 3 and 4 provided to the Company and on the written representations of its directors and executive officers.

                             EXECUTIVE COMPENSATION

The following table sets forth certain compensation information for the President of the Company and the four other executive officers of the Company or the Banks who, based on their salary and bonus compensation, were the most highly compensated for the year ending December 31, 2001. All information set forth in this table reflects compensation earned by these individuals for services with the Company or the Banks, as applicable, for the year ending December 31, 2001, as well as their compensation for each of the years ending December 31, 2000 and December 31, 1999.

                           Summary Compensation Table

--------------------------------------------------------------------------------
NAME, POSITION                              BASE                   ALL OTHER
AND ORGANIZATION                   YEAR    SALARY      BONUS    COMPENSATION (1)
--------------------------------------------------------------------------------

Daniel L. Krieger, President of    2001   $166,115   $ 78,914      $19,124
the Company                        2000   $165,900   $ 58,916      $16,695
                                   1999   $158,760   $ 85,778      $20,696

Thomas H. Pohlman, President of    2001   $120,740   $ 54,522      $19,124
First National Bank                2000   $112,200   $ 41,400      $15,085
                                   1999   $100,200   $ 32,900      $20,696

Terrill L. Wycoff, Executive       2001   $114,240   $ 54,522      $18,985
Vice President of First National   2000   $104,100   $ 43,962      $14,541
Bank                               1999   $100,200   $ 64,268      $20,696

Edward C. Jacobson, Vice           2001   $100,860   $ 45,435      $16,457
President and Treasurer of the     2000   $ 92,700   $ 36,950      $12,733
Company                            1999   $ 90,000   $ 50,340      $18,153

William R. Tufford, President of   2001   $ 96,000   $ 13,052      $10,234
State Bank & Trust Co.             2000   $ 80,400   $ 23,700      $ 9,890
                                   1999   $ 77,100   $ 22,600      $9,970
--------------------------------------------------------------------------------

(1) Consists of contributions made on behalf of the named executive officer to the Ames National Corporation 401(k) Profit Sharing Plan and the Ames National Corporation Money Purchase Pension Plan sponsored by the Company and the Banks for the benefit of their respective employees.

                      REPORT OF THE COMPENSATION COMMITTEE

                            ON EXECUTIVE COMPENSATION

This report describes the current compensation policy and practices as endorsed by the Board of Directors of the Company and the boards of directors of the Banks and the process followed in arriving at 2001 compensation provided to Daniel Krieger, President of the Company, and the other executive officers identified in the preceding Summary Compensation Table (collectively, the "executive officers"). Decisions regarding the compensation of Mr. Krieger are made by the Board of Directors of the Company upon recommendation of the Compensation Committee of the Board. Decisions regarding the compensation of the other executive officers are made by the board of directors of the particular Bank by which each of the executive officers is employed upon recommendation of the compensation committee of the particular board. Although compensation decisions are made at the Company and Bank levels, as applicable, the Company and the Banks all adhere to the same compensation policies and practices. Accordingly, the following description of the compensation policy and practices of the Compensation Committee of the Board of Directors of the Company is equally applicable to the policy and practices of the compensation committee of the particular Bank by which each of the executive officers is employed.

Compensation Policy and Practices

The executive compensation program of the Company has been designed to provide a fair and competitive compensation package that will enable the Company to compete for and retain talented executives and encourage superior performance through the award of performance-based compensation. The executive compensation package consists of the following components:

  *   base salary
  *   deferred salary
  *   performance awards
  *   benefits

Executive compensation decisions made by the Compensation Committee are guided by the Management Incentive Compensation Plan (the "MIC Plan") which provides for the allocation of total salary between base salary and deferred salary and establishes parameters for additional performance awards. Total salary (consisting of base salary and deferred salary) of the executive officer is established on an annual basis by the Compensation Committee. In establishing total salary, the Compensation Committee reviews individual performance, Company and Bank performance (primarily in terms of profitability ratios) as compared to peer groups on both a national and state basis and a compensation survey prepared by the Iowa Bankers Association providing state-wide peer group compensation data for similarly-sized institutions. No specific weight is accorded to the various factors considered, and the total salary established is ultimately a subjective decision on the part of the Compensation Committee. Once total salary has been established, the MIC Plan contains a formula whereby total salary is allocated between base salary (which is paid on a monthly basis) and deferred salary (which is paid only upon satisfaction of certain performance thresholds), as described below.

Under the MIC Plan, the Compensation Committee establishes on an annual basis an earnings threshold which is used to determine the payment of deferred salary and to define eligibility for earning additional performance awards over and above total salary. The earnings threshold is defined by selecting a return on assets target that the Compensation Committee views as representing sufficient performance to enable the executive officer to earn all deferred salary and to become eligible for additional performance awards in the event earnings exceed the threshold. In establishing the earnings threshold, the Compensation Committee reviews and relies primarily on national and state peer group return on asset ratios of financial institutions of similar size. Although the MIC Plan provides that the Company and Banks are generally expected to achieve results above the peer group ratio, the decision concerning the appropriate earnings threshold is ultimately a subjective decision of the Compensation Committee. The MIC Plan also requires the Compensation Committee to establish an earnings "floor" (below which no deferred salary will be earned) and a "ceiling" (which limits the amount of performance award compensation which may be paid during any year). The "floor" and "ceiling" earnings levels are also established on a subjective basis by the Compensation Committee.

Under the MIC Plan, the entitlement to deferred salary and additional performance awards are reviewed and determined on a semi-annual basis, comparing the actual earnings during the two prior calendar quarters against the earnings threshold established under the MIC Plan. If actual earnings are below the threshold, the executive officer will receive only a portion of the deferred salary (or no deferred salary at all if earnings are below the "floor") and no performance award. If actual earnings exceed the threshold, the executive officer will receive all deferred salary to which he is entitled. In addition, the executive officer will receive his pre-determined percentage of the performance award pool established under the MIC Plan, with such pool being an amount equal to 10% of the amount by which the actual earnings exceed the threshold (subject to the ceiling established by the Compensation Committee).

Each executive officer also receives on an annual basis a contribution to the Ames National Corporation 401(k) Profit Sharing Plan (the "401(k) Plan") and to the Ames National Corporation Money Purchase Pension Plan (the "Money Purchase Plan"), both of which are defined contribution plans. Under the 401(k) Plan, an executive officer, along with all other eligible employees of the Company, may defer up to six percent of total compensation on an annual basis and will receive a matching contribution from the Company in an amount of up to two percent of total compensation. In addition, the Board of Directors of the Company may make a discretionary contribution to the 401(k) Plan which historically has been based on the profitability of the Company and the Banks for the year. Such contribution, if made, is allocated among all eligible employees on a pro rata basis relative to total compensation, subject to certain ceilings established by applicable law. A contribution in the amount of five percent of an executive officer's total compensation is made to the Money Purchase Plan on an annual basis.

Compensation of President

The Compensation Committee used the executive compensation practices described above to determine Mr. Krieger's compensation for 2001. His total salary for 2001 was established at $245,029 based on a review by the Compensation Committee of his individual performance, Company and Bank performance and the Iowa Bankers Association 2001 Salary Survey with respect to the salaries paid to chief executive officers of Iowa-based banks with deposits in excess of $225 million. Under the MIC Plan, his total salary was allocated between base salary of $166,115 and deferred salary of $45,884. He earned all deferred salary to which he was entitled during 2001, based on actual earnings exceeding the thresholds established by the Compensation Committee at the beginning of the year. Mr. Krieger received performance awards in the amount of $33,030 during 2001, also on the basis of the aggregate earnings of the Banks exceeding the earnings threshold established by the Compensation Committee at the beginning of the year. He also received a contribution in the amount of $10,624 to the 401(k) Plan and a contribution of $8,500 to the Money Purchase Plan, both contributions having been determined in the manner described above.

The undersigned members of the Compensation Committee have submitted this report.

                             James R. Christy, Chair
                            Douglas C. Gustafson, DVM
                               James R. Larson II


                      COMPENSATION COMMITTEE INTERLOCKS AND

                              INSIDER PARTICIPATION

The members of the Compensation Committee are set forth in the proceeding section. There are no members of the Compensation Committee who were officers or employees of the Company or any of the Banks during the fiscal year, who were previously officers or employees of the Company or the Banks, or had any relationship otherwise requiring disclosure hereunder.

                          STOCK PRICE PERFORMANCE GRAPH

The following performance graph provides information regarding cumulative, five-year total return on an indexed basis of the Common Stock as compared with the NASDAQ Total US Index and the SNL Midwest OTC Bulletin Board Bank Index ("Midwest OTC Bank Index") prepared by SNL Financial L.C. of Charlottesville, Virginia. The latter index reflects the performance of 67 bank holding companies operating principally in the Midwest as selected by SNL Financial. The indexes assume the investment of $100 on December 31, 1996 in the Common Stock, the NASDAQ Total US Index and the Midwest OTC Bank Index, with all dividends reinvested. The Company's stock price performance shown in the following graph is not indicative of future stock price performance. The data points used for the omitted graph were as follows:

                                                     Period Ending
                               ----------------------------------------------------------
Index                          12/31/96  12/31/97  12/31/98  12/31/99  12/31/00  12/31/01
-----------------------------------------------------------------------------------------
Ames National Corporation       100.00    140.41    207.21    234.37    241.05    182.67
NASDAQ - Total US Index* .      100.00    122.48    172.68    320.89    193.01    153.15
SNL Midwest OTC Bank Index      100.00    126.66    155.51    134.48    110.84    102.23

** Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2002.
     Used with permission.  All rights reserved. crsp.com.

                    LOANS TO DIRECTORS AND EXECUTIVE OFFICERS

Certain directors and executive officers of the Company, their associates or members of their families, were customers of, and have had transactions with, the Banks from time to time in the ordinary course of business, and additional transactions may be expected to take place in the ordinary course of business in the future. All loans and commitments included in such transactions have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of management of the Company, such loan transactions do not involve more than the normal risk of collectability or present other unfavorable features.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board of Directors in carrying out its oversight responsibilities for the Company's financial reporting process, audit process and internal controls. The Audit Committee also reviews the audited financial statements and recommends to the Board of Directors that they be included in the Company's annual report on Form 10-K. The Audit Committee is comprised solely of independent directors.

The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2001 with management and McGladrey & Pullen, LLP, the Company's independent auditors. The Audit Committee has also discussed with McGladrey & Pullen, LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from McGladrey & Pullen, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and McGladrey & Pullen, LLP, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ending December 31, 2001 for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this report.

                             Marvin J. Walter, Chair
                               Charles D. Jons, MD
                                Betty A. Baudler

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

McGladrey & Pullen LLP, Certified Public Accountants, provided accounting services to the Company during the fiscal year ended December 31, 2001. The Board of Directors of the Company has selected McGladrey & Pullen LLP to provide accounting services to the Company for the fiscal year ending December 31, 2002. A representative of McGladrey & Pullen LLP is expected to be present at the Meeting with the opportunity to make a statement if he desires to do so and he is also expected to be available to respond to appropriate questions.

Audit Fees. The aggregate fees of McGladrey & Pullen, LLP for the audit of the Company's financial statements for the year ended December 31, 2001; review of the annual report to shareholders, Form 10-K, proxy and related issues; and reviews of the Company's Quarterly Reports on Form 10-Q were $50,922.

Financial Information Systems Design and Implementation Fees. During the year ended December 31, 2001, McGladrey & Pullen, LLP and its associated entity RSM MCGladrey, Inc. did not perform any of the professional services with regard to financial information systems design and implementation as described in paragraph (c)(4)(ii) of Rule 2-02 of Regulation S-X.

All Other Fees. The aggregate fees for services other than those discussed above rendered by McGladrey & Pullen, LLP and its associated entity RSM McGladrey, Inc. to the Company for the year ended December 31, 2001 total $59,436. Other service fees were for assistance with filing Form 10, services relating to the Company's retirement plans, preparation of Federal and State income tax returns and other miscellaneous services.

The Audit Committee has considered whether the non-audit services provided by McGladrey & Pullen, LLP and its associated entity RSM McGladrey, Inc. are compatible with maintaining the independence of McGladrey & Pullen, LLP.

On November 8, 2000, the Board of Directors of the Company approved the dismissal of KPMG LLP ("KPMG") as the Company's independent accountants. The dismissal was recommended by the Audit Committee. The dismissal was effective upon the issuance of KPMG's report on the consolidated financial statements of the Company for the year ended December 31, 2000.

The audit report of KPMG on the consolidated financial statements of the Company for the years ended December 31, 2000 and 1999 do not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the audits of the years ended December 31, 2000 and 1999, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports.

The Board of Directors of the Company approved the engagement of McGladrey & Pullen, LLP as the Company's new independent accountants effective January 1, 2001.

                            PROPOSALS BY SHAREHOLDERS

In order for any proposals of shareholders pursuant to the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 to be presented as an item of business at the Annual Meeting of Shareholders to be held in 2003, the proposal must be received at the Company's principal executive offices no later than November 19, 2002. Any shareholder proposal submitted outside the procedures prescribed in Rule 14a-8 shall be considered untimely unless received by no later than February 3, 2003. Proposals should be submitted to the Company at its principal executive offices at 405 Fifth Street, Ames, Iowa 50010, Attention Daniel L. Krieger, President.

                        AVAILABILITY OF FORM 10-K REPORT

Copies of the Company's Annual Report to the Securities and Exchange Commission (Form 10-K) including the financial statements and schedules thereto for the fiscal year of the Company ended December 31, 2001, will be mailed when available without charge (except for exhibits) to a holder of shares of the Common Stock upon written request directed to Daniel L. Krieger, President, Ames National Corporation, 405 Fifth Street, Ames, Iowa 50010.

                                  OTHER MATTERS

Management of the Company knows of no other matters which will be presented for consideration at the Meeting other than those stated in the Notice of Annual Meeting which is part of this Proxy Statement, and management does not intend itself to present any such other business. If any other matters do properly come before the meeting, it is intended that the persons named in the accompanying Proxy will vote thereon in accordance with their judgment. The persons named in the Proxy will also have the power to vote for the adjournment of the meeting from time to time.

A copy of the Annual Report to Shareholders for the year ended December 31, 2001, is mailed to shareholders together with this Proxy Statement. Such report is not incorporated in this Proxy Statement and is not to be considered a part of the proxy soliciting material.

The Report of the Compensation Committee on Executive Compensation, the Report of the Audit Committee (including the reference to the independence of the Audit Committee members) and the Stock Price Performance Graph contained herein are not being filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference in to any prior or future filings made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference.

   This Proxy is Solicited on Behalf of the Board of Directors of the Company

                            AMES NATIONAL CORPORATION

           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON APRIL 24, 2002

The undersigned hereby constitutes and appoints Robert W. Stafford, Marvin J. Walter and James R. Christy, or any one or more of them, the proxies and attorneys of the undersigned, each with full power of substitution (the action of a majority of them or their substitutes present and acting to be in any event controlling), for and in the name, place and stead of the undersigned to attend the Annual Meeting of Shareholders of Ames National Corporation (the "Company") to be held on Wednesday, April 24, 2002, at 4:00 p.m. local time, at the Scheman Building, Room 220, Iowa State Center, Ames, Iowa, and any adjournment or postponement thereof, and to vote as directed below all shares of common stock of the Company held of record by the undersigned on March 18, 2002, with all powers the undersigned would possess if personally present at such meeting.

The Board of Directors unanimously recommends a vote "FOR" the nominees for director listed below.

1.  Election of Directors

    Election of two Directors, Douglas C. Gustafson, DVM and
    Charles D. Jons, MD, for a Three Year Term:

    ___      FOR all nominees listed above.

    ___      FOR all nominees listed above except ______________________.

    ___      WITHHOLD AUTHORITY to vote for all nominees.

2. In their discretion, upon such other matters as may properly come before the meeting or any adjournments thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is given, this Proxy will be voted FOR the nominees for director listed in the accompanying Proxy Statement.

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY

                      PROMPTLY USING THE ENCLOSED ENVELOPE.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement.

  Please Vote, Sign,
  Date and Return          __________________________________ Date _________


                           __________________________________ Date _________
                             Signature(s) of Shareholder(s)


(Please sign exactly as your name(s) appears on this Proxy. When signing as an attorney, executor, administrator, trustee, guardian or another representative capacity, please give your full title as such. Proxies by a corporation should be signed in its name by an authorized officer. Proxies by a partnership should be signed in its name by an authorized person. If more than one name appears, all persons so designated should sign.)

 [  ]   I plan to attend the Annual Meeting.
        Spouse or guest attending _________________________

 [  ]   I am unable to attend the Annual Meeting.